UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 26, 2018

America Great Health
(Exact name of registrant as specified in charter)

WYOMING
(State or other jurisdiction of incorporation)

0-27873	98-0178621
(Commission File Number)	(IRS Employer Identification No.)

1609 W Valley Blvd., #338, Alhambra, CA 91803	28277
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (626) 576-1299

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 4.  Matters Related to Accountants and Financial Statements

Item 4.01.  Changes in Registrant’s Certifying Accountant

On June 26, 2018, America Great Health (the “Company”) was notified of the resignation of its independent registered public accounting firm, Sadler, Gibb & Associates, LLC, effective that date. The Company’s Board of Directors accepted the resignation of Sadler, Gibb & Associates, LLC upon receipt of the notification and has commenced a search for a new independent public accounting firm.

No report of Sadler, Gibb & Associates, LLC on the financial statements of the Company for the quarter ended December 31, 2017, and March 31, 2018 contained an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope, or accounting principles. Sadler, Gibb & Associates, LLC, at the time of resignation, had not yet released a report or opinion regarding the Company’s financial statements for the fiscal year ended June 30, 2018. During the time of their engagement and up through their resignation on June 26, 2018, there were no disagreements with Sadler, Gibb & Associates, LLC on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedures which, if not resolved to the satisfaction of Sadler, Gibb & Associates, LLC, would have caused Sadler, Gibb & Associates, LLC to make reference to the matter in their report. There were no reportable events (as that term is described in Item 304(a)(1)(v) of Regulation S-K) during the time of their engagement and up through their resignation on June 26, 2018..

The Company has provided a copy of the foregoing disclosures to Sadler, Gibb & Associates, LLC and requested that Sadler, Gibb & Associates, LLC furnish it with a letter addressed to the Securities and Exchange Commission stating whether Sadler, Gibb & Associates, LLC agrees with the above statements. A copy of Sadler, Gibb & Associates, LLC’s letter to the Securities and Exchange Commission, dated July 2, 2018, is filed as Exhibit 16.1 to this Form 8-K.

Section 9.  Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Title or Description
16.1	Letter from Sadler, Gibb & Associates, LLC to the Securities and Exchange Commission dated July 2, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICA GREAT HEALTH

Dated: July 2, 2018	By:	/s/ Mike Q. Wang
President